                               EXHIBIT (8)(a)(3)
                               -----------------

     Addendums to Participation Agreements between PFL Life Insurance Company, Fidelity Distributors, and Variable Insurance Products Funds, Variable Insurance Products Funds II and Variable Insurance Products Funds III.

                       PARTICIPATION AGREEMENT ADDENDUM

                                  SCHEDULE A
                                  ----------
                                   ACCOUNTS
                                   --------

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated April 1, 1991 (as amended) among the Variable Insurance Products Fund, Fidelity Distributors Corporation and PFL Life Insurance Company.

                                                                      Date of Resolutions of
                                                                      Company's Board which
     Name of Contracts                  Name of Accounts             established the Accounts
     -----------------                  ----------------             ------------------------
    Fidelity Income Plus            Fidelity Variable Annuity          August 24, 1979 (by an
 Individual Variable Annuity                 Account                   affiliate subsequently
          Contracts                                                   acquired by the Company)

   PFL Retirement Builder            PFL Retirement Builder
 Individual Variable Annuity        Variable Annuity Account                March 29, 1996
          Contracts

   PFL Retirement Builder            PFL Retirement Builder
 Immediate Variable Annuity         Variable Annuity Account                March 29, 1996
          Contracts

 Portfolio Select Individual         PFL Retirement Builder
 Variable Annuity Contracts         Variable Annuity Account                 March 29, 1996


In witness whereof, we have hereunto set our hand as of the dates indicated:

PFL Life Insurance Company                 Variable Insurance Products Fund

By:    /s/ William L. Busler               By:    /s/ [SIGNATURE ILLEGIBLE]
       ----------------------------               ----------------------------

Title: President                           Title: Senior Vice President
       ----------------------------               ----------------------------

Date:  3/12/99                             Date:  3/9/99
       ----------------------------               ----------------------------


Fidelity Distributors Corporation

By:    /s/ [SIGNATURE ILLEGIBLE]
       ----------------------------

Title: Vice President
       ----------------------------

Date:  3/4/99
       ----------------------------

                       PARTICIPATION AGREEMENT ADDENDUM

                                  SCHEDULE A
                                  ----------
                                   ACCOUNTS
                                   --------

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated April 1, 1991 (as amended) among Variable Insurance Products Fund II, Fidelity Distributors Corporation and PFL Life Insurance Company.

                                                                     Date of Resolutions of
                                                                      Company's Board which
     Name of Contracts               Name of Accounts                established the Accounts
     -----------------               ----------------                ------------------------
     Fidelity Income Plus           Fidelity Variable Annuity          August 24, 1979 (by an
Individual Variable Annuity                Account                     affiliate subsequently
        Contracts                                                     acquired by the Company)

  PFL Retirement Builder             PFL Retirement Builder
Individual Variable Annuity         Variable Annuity Account                March 29, 1996
        Contracts

  PFL Retirement Builder             PFL Retirement Builder
Immediate Variable Annuity          Variable Annuity Account                March 29, 1996
        Contracts

  Portfolio Select Individual        PFL Retirement Builder
   Variable Annuity Contracts       Variable Annuity Account                March 29, 1996


In witness whereof, we have hereunto set our hand as of the dates indicated:

PFL Life Insurance Company                 Variable Insurance Products Fund II

By:    /s/ William L. Busler               By:    /s/ [SIGNATURE ILLEGIBLE]
       -----------------------------              ---------------------------

Title: President                           Title: Senior Vice President
       ----------------------------               ---------------------------

Date:  3/12/99                             Date:  3/9/99
       ----------------------------               ---------------------------


Fidelity Distributors Corporation

By:    /s/ [SIGNATURE ILLEGIBLE]
       ---------------------------

Title: Vice President
       ---------------------------

Date:  3/4/99
       ---------------------------

                       PARTICIPATION AGREEMENT ADDENDUM

                                  SCHEDULE A
                                  ----------
                  Separate Accounts and Associated Contracts
                  ------------------------------------------


This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated March 21, 1997 among Variable Insurance Products Fund III, Fidelity Distributors Corporation and PFL Life Insurance Company.

                                                                     Date of Resolutions of
                                                                      Company's Board which
     Name of Contracts               Name of Accounts                established the Accounts
     -----------------               ----------------                ------------------------
     Fidelity Income Plus           Fidelity Variable Annuity          August 24, 1979 (by an
Individual Variable Annuity                Account                     affiliate subsequently
        Contracts                                                     acquired by the Company)

  PFL Retirement Builder             PFL Retirement Builder
Individual Variable Annuity         Variable Annuity Account                March 29, 1996
        Contracts

  PFL Retirement Builder             PFL Retirement Builder
Immediate Variable Annuity          Variable Annuity Account                March 29, 1996
        Contracts

  Portfolio Select Individual        PFL Retirement Builder
   Variable Annuity Contracts       Variable Annuity Account                March 29, 1996


In witness whereof, we have hereunto set our hand as of the dates indicated:

PFL Life Insurance Company                 Variable Insurance Products Fund III

By:    /s/ William L. Busler               By:     /s/ [SIGNATURE ILLEGIBLE]
       ----------------------------                --------------------------

Title: President                           Title:  Senior Vice President
       ----------------------------                ---------------------------

Date:  3/12/99                             Date:   3/9/99
       ----------------------------                ---------------------------


Fidelity Distributors Corporation

By:    /s/ [SIGNATURE ILLEGIBLE]
       ---------------------------

Title: Vice President
       ---------------------------

Date:  3/4/99
       ---------------------------